Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Summary of Property and Equipment Expected Useful Life

The expected useful life of each of the assets are as follows:

Property and equipment
Furniture and office equipment	10 years
IT equipment and software	5 years

Impairment Loss: The Company follows the ASC Subtopic 360-10, “Property, Plant and Equipment” (“ASC 360-10”), which requires impairment losses to be recorded for property and equipment, when indicators of impairment are present and the fair value less costs to sell of those assets are less than their carrying amounts. If the carrying value of the related asset exceeds the fair value less costs to sell, the carrying value is reduced to its fair value less costs to sell and the difference is recorded as an impairment loss in the accompanying consolidated statements of operations